Exhibit 10.1

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [  *  ]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

COVER PAGE

AMENDMENT ONE
Effective as of April 1, 2009

to

Manufacturing and Supply Agreement

Effective as of October 8, 2008

Between

Siemens AG Healthcare Sector
Components & Vacuum Technology
Henkestrasse 127
91052 Erlangen
Germany

And

TomoTherapy Incorporated
1240 Deming Way
Madison, WI 53717
USA

This Amendment One (the “Amendment”) to the Manufacturing and Supply Agreement dated effective as of October 8, 2008 between Siemens AG Healthcare Sector and TomoTherapy Incorporated (the “Agreement”), is hereby entered into on the dates set forth below to be effective as of April 1, 2009.

NOW, THEREFORE, for good and valuable consideration, the adequacy of which is hereby acknowledged, Seller and Buyer do hereby covenant and agree as follows:

1.	Section 2b. Purchase Order Placement

The following is hereby DELETED:

“Seller will provide repair of out-of warranty Accelerator Assemblies (part number [ * ]) at a price not to exceed [ * ]. Final price and warranty will be set in an addendum to the contract once the repairing and testing of ten (10) units are complete.”

And REPLACED with the following:

“Seller will repair out-of-warranty Accelerator Assemblies (part number [ * ]) as described in Exhibit C.”

Exhibit C attached hereto shall be added as an exhibit to the Agreement.

2.	Section 9 Warranty

The following is hereby DELETED:

“Except for part number [ * ]), which is warranted for eighteen months from the Date of Delivery, or twelve months from date of installation at a customer site, whichever occurs first. Seller warrants that all other Products will be free from defects in materials and workmanship for a period of six (6) months from the Date of Delivery. The time period for all warranties shall be suspended during any period in which Seller has returned Products and is evaluating or repairing or reworking them as set forth in subsequent paragraphs of this Section 8. When Buyer has developed sufficient data, Buyer will propose and Seller will consider warranties for one or more Products based on beam-on time rather than a time-based warranty.”

And REPLACED with the following:

“New Accelerator Assemblies (part number [ * ]) are warranted for eighteen (18) months from the date of delivery, or twelve (12) months from date of installation at a customer site, whichever occurs first. Repaired out-of-warranty Accelerator Assemblies (part number [ * ]) are warranted for twelve (12) months from date of delivery. Seller warrants that all other Products will be free from defects in materials and workmanship for a period of six (6) months from the date of delivery. The time period for all warranties shall be suspended during any period in which Seller has returned Products and is evaluating or repairing or reworking them as set forth in subsequent paragraphs of this Section 9. When Buyer has developed sufficient data, Buyer will propose and Seller will consider warranties for one or more Products based on beam-on time rather than a time-based warranty.”

3.	General.

Except as otherwise provided in this Amendment, all terms and conditions previously set forth in the Agreement shall remain in effect as set forth therein and all defined terms used in this Amendment shall have the same meaning as indicated in the Agreement. In the event that this Amendment and the Agreement are inconsistent, the terms and provisions of this Amendment shall supersede the terms and provisions of the Agreement, but only to the extent necessary to satisfy the purpose of this Amendment.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives on the dates indicated below.

TomoTherapy Incorporated 1240 Deming Way Madison, WI 53717 USA
By: Frederick A. Robertson Title: Chief Executive Officer Signature: /s/ Frederick A. Robertson Date: 10 April 2009
Siemens AG Healthcare Sector Components & Vacuum Technology Henkestrasse 127 91052 Erlangen Germany
By: Manfred Apel Title: General Manager Signature: /s/ Manfred Apel Date: 26 March 2009

By: Johann Schwarzenecker Title: Vice President, Account Management, OEM Business Signature: /s/ Johann Schwarzenecker Date: 23 March, 2009

EXHIBIT C

Out-of-Warranty Accelerator Assembly Repairs

Seller will repair out-of-warranty Accelerator Assemblies (part number [ * ]) for a price not to exceed $[ * ] per unit. The repaired out-of-warranty Accelerator Assemblies are warranted for a period of twelve (12) months from the date of delivery, as further described in Section 9.

If an Accelerator Assembly cannot be repaired as determined by both Seller and Buyer, then Seller will issue Buyer a $[ * ] credit for scrap value of the material.